UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): NOVEMBER 8, 2004


                    AFFORDABLE RESIDENTIAL COMMUNITIES INC.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          MARYLAND                    001-31987           84-1477939
-----------------------------    ------------------    -----------------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
      of Incorporation)            File Number)        Identification No.)


              600 Grant Street, Suite 900, Denver, Colorado, 80203
      --------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number, Including Area Code: 303-383-7500


                                 Not Applicable
    ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Affordable Residential Communities Inc. ("ARC") has entered into a Separation and Release Agreement (the "Separation Agreement") with George W. McGeeney, ARC's former President and Chief Operating Officer, which became effective on November 2, 2004. Under the Separation Agreement, Mr. McGeeney resigned his employment with ARC and will receive a payment of $670,000, paid in periodic installments until November 3, 2006, and will be covered under ARC's health benefit plan until November 3, 2006. Pursuant to the Separation Agreement Mr. McGeeney will be bound by non-competition and non-solicitation provisions for a four year period.


ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Pursuant to Mr. McGeeney's resignation as President and Chief Operating Officer of ARC, Mr. McGeeney's Employment Agreement, dated February 18, 2004 (the "Employment Agreement"), was terminated effective November 2, 2004. The terms of the Employment Agreement are set forth under the caption "Employment Contracts, Termination of Employment and Change in Control Arrangements," beginning on page 16 of the Definitive Proxy Statement filed by ARC on April 29, 2004 (the "Proxy Statement"). This section of the Proxy Statement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


Exhibit
Number                Description
-------               -----------

Exhibit 10.1 Information under the caption "Employment Contracts, Termination of Employment and Change in Control Arrangements" in the Proxy Statement
                      (incorporated herein by reference).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      November 8, 2004


                                    AFFORDABLE RESIDENTIAL COMMUNITIES INC.


                                    By: /s/ John G. Sprengle
                                        ---------------------------------
                                    John G. Sprengle
                                    Vice Chairman,
                                    President
                                    and Co-Chief Operating Officer

                                 EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

Exhibit 10.1 Information under the caption "Employment Contracts, Termination of Employment and Change in Control Arrangements" in the Proxy Statement (incorporated herein by reference).